Exhibit 32.2



                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Zeno, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1.  The Report fully  complies  with the  requirements  of Section 13(a) or

         15(d) of the Securities Exchange Act of 1934; and

     2.  The  information  contained in  the  Report  fairly  presents,  in  all material  respects,  the  financial condition and results of operations of the Company.



Date:  December 7, 2004




/s/ Linda Smith
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Linda Smith
C.F.O., Treasurer and
principal accounting officer